                                                                    EXHIBIT 99.3

Financial Statements

Next Generation Networks

Year ended December 31, 2000
with Report of Independent Auditors

                            Next Generation Networks

                              Financial Statements


                          Year ended December 31, 2000




                                    CONTENTS

Report of Independent Auditors............................................     1

Financial Statements

Statements of Net Assets..................................................     2
Statements of Income......................................................     3
Statements of Cash Flows..................................................     4
Notes to Financial Statements.............................................     5

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                         Report of Independent Auditors

The Partners
Next Generation Networks

We have audited the accompanying statement of net assets of Next Generation Networks as of December 31, 2000, and the related statement of income and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Next Generation Networks as of December 31, 2000, and the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States.


                                        /s/  Ernst & Young LLP

Los Angeles, California
August 31, 2001

                                                                               1
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                            Next Generation Networks

                             Statements of Net Assets


                                       December 31, 2000         June 30, 2001
                                       -----------------         -------------
                                                                  (unaudited)

ASSETS
Current assets:
   Accounts receivable                     $1,020,580              $  562,110
   Prepaid expenses                           128,694                 159,229
   Due from BCR Enterprises, Inc.             690,652               1,157,072
                                           ----------              ----------
Total assets                               $1,839,926              $1,878,411
                                           ==========              ==========

LIABILITIES
Current liabilities:
   Accounts payable                        $   45,845              $       --
   Deferred revenue                         1,718,815               1,856,145
   Due to McQuillan Ventures                   75,266                  22,266
                                           ----------              ----------
Total current liabilities                   1,839,926               1,878,411
                                           ----------              ----------
Total net assets                           $       --              $       --
                                           ==========              ==========

See accompanying notes.

                                                                               2
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                            Next Generation Networks

                               Statements of Income


                                                                                            Six Months Ended
                                                                      Year ended                June 30,
                                                                     December 31,     ----------------------------
                                                                        2000              2000            2001
                                                                     ------------     ------------    ------------
                                                                                      (unaudited)     (unaudited)
Revenues                                                             $7,240,521        $2,339,226      $2,679,485
Cost of sales                                                         1,478,261           495,101         546,010
                                                                     ----------        ----------      ----------
Gross margin                                                          5,762,260         1,844,125       2,133,475

OPERATING EXPENSES:
  Sales and marketing                                                   701,736           277,500         318,905
  General and administrative                                            891,206           429,028         429,638
                                                                     ----------        ----------      ----------
Total operating expenses                                              1,592,942           706,528         748,543
                                                                     ----------        ----------      ----------
Net income                                                           $4,169,318        $1,137,597      $1,384,932
                                                                     ==========        ==========      ==========

See accompanying notes.

                                                                               3
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                            Next Generation Networks

                            Statements of Cash Flows




                                                                                            Six Months Ended
                                                                     Year ended                  June 30,
                                                                    December 31,     -----------------------------
                                                                        2000              2000           2001
                                                                   -------------     ------------   --------------
                                                                                      (unaudited)     (unaudited)
OPERATING ACTIVITIES
Net income                                                          $ 4,169,318       $ 1,137,597    $ 1,384,932
Adjustments to reconcile net income to net cash from operating activities:
   Net changes in assets and liabilities:
     Accounts receivable                                               (433,060)          320,137        458,470
     Prepaid expenses                                                   (48,635)           16,667        (30,535)
     Accounts payable                                                   (12,744)          (58,589)       (45,845)
     Deferred revenue                                                   918,080           206,644        137,330
                                                                    -----------       -----------    -----------
Net cash provided by operating activities                             4,592,959         1,622,456      1,904,352

FINANCING ACTIVITIES
   Distributions                                                     (4,169,318)       (1,137,597)    (1,384,932)
   Advances to BCR Enterprises, Inc.                                   (423,641)         (484,859)      (519,420)
                                                                    -----------       -----------    -----------
Net cash used in financing activities                                (4,592,959)       (1,622,456)    (1,904,352)
                                                                    -----------       -----------    -----------
Increase (decrease) in cash and cash equivalents                             --                --             --
Cash and cash equivalents at beginning of period                             --                --             --
                                                                    -----------       -----------    -----------
Cash and cash equivalents at end of period                          $        --       $        --    $        --
                                                                    ===========       ===========    ===========

See accompanying notes.

                                                                               4
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                            Next Generation Networks

                          Notes to Financial Statements

                                December 31, 2000


1.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF BUSINESS

Next Generation Networks (the Company) is an unincorporated joint venture owned 50 percent by BCR Enterprises, Inc. (BCR) and 50 percent by McQuillan Ventures (McQuillan). The Company produces and organizes two annual sponsored conferences and trade shows (the Events) for the information technology (IT) networking industry. McQuillan is responsible for content selection and organization, selection and management of speakers, and co-chairing or chairing the Events. The cost of these services are included in the Company's statement of income. BCR is responsible for sponsorship and exhibit sales, attendee marketing and logistics and operations. BCR and McQuillan share profits of the Events equally.

REVENUE RECOGNITION

Operating revenue is recognized when the conferences and trade shows are conducted.

FAIR VALUE OF FINANCIAL INSTRUMENTS

The Company's financial instruments include accounts receivable, related party receivables and payables, and accounts payable. The carrying value of accounts receivable, the related party receivables and payables, and accounts payable approximate their estimated fair values.

INCOME TAXES

The Company is not a taxable entity and, as such, is not subject to federal and state income taxes. Related taxes are the responsibility of the owners of the Company.

USE OF ESTIMATES

The presentation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

UNAUDITED INTERIM FINANCIAL STATEMENTS

The accompanying unaudited financial statements have been prepared in accordance with accounting principles generally accepted in the United States for interim financial reporting. In the opinion of management, the financial information is presented on a basis consistent with the audited financial statements and reflects all adjustments (consisting of normal recurring items) necessary for a fair presentation of results for the interim periods presented. Results for the interim periods are not necessarily indicative of the results to be expected for the year.


                                                                               5
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                            Next Generation Networks

                    Notes to Financial Statements (continued)

2.  RELATED PARTY TRANSACTIONS

DUE FROM BCR ENTERPRISES, INC.

BCR Enterprises, Inc. (BCR) performs the treasury function for the Company. The Company's short-term cash surplus, if any, is held in reserve and is invested with BCR.

ALLOCATIONS

The services performed on behalf of the Company by BCR are provided by the employees of BCR; therefore, allocations based upon ratable revenue and employee headcount measures are made and charged to the Company, for the services provided. In addition, certain other costs are incurred by BCR and allocated to the Company. These allocated overhead charges totaled $631,953 for 2000.

3.  SUBSEQUENT EVENT

On September 10, 2001, the Company sold substantially all of its assets to Key3Media Events, Inc.


                                                                               6